Exhibit 99(c)(5)

Draft

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Table of Contents

1. Overview
2. Valuation Analyses
3. Dissolution Liquidity Analysis

Appendix

1

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ICCI Price Performance Since IPO

35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Volume ('000)
35.00
30.00
25.00
20.00
15.00
10.00
5.00
0.00
Price ($)
$23.37
$21.04
$19.33
$11.61
$10.06
$9.99
Revised Offer Price: $11.75
Jul-99 Nov-99 Mar-00 Aug-00 Dec-00 Apr-01 Aug-01 Dec-01 Apr-02 Aug-02 Jan-03 May-03 Sep-03 Jan-04 May-04 Sep-04 Jan-05 Jun-05
Volume (000)
Price
LTM Average (a)

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EVERCORE | citigroup

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Cable Sector Share Price Performance

140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
Price as a Percent of Base Period (%)
07/23/99
01/19/00
07/17/00
01/13/01
07/12/01
01/08/02
07/07/02
01/03/03
07/02/03
12/29/03
06/26/04
12/23/04
06/21/05
Comcast: (16%)
Cablevision: (56%)
Insight: (61%)
Mediacom: (62%)
Charter: (95%)
Insight
Cablevision
Charter
Comcast
Mediacom

7

EVERCORE | citigroup

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Historical Cable Trading Ranges

Cable Sector [(a)] FV / EBITDA Multiple

12.0x
11.5x
11.0x
10.5x
10.0x
9.5x
9.0x
8.5x
8.0x
7.5x
7.0x
11.3x
10.3x
9.6x
10.3x
9.3x
9.1x
10.4x
9.8x
9.4x
10.0x
8.8x
8.8x
11.0x
9.6x
9.1x
10.7x
9.0x
8.7x
10.7x
9.2x
8.7x
9.6x
8.4x
7.6x
10.6x
9.4x
8.8x
10.0x
8.6x
8.4x
9.9x
9.7x
8.9x
8.9x
8.9x
8.5x
3/31/2004
6/30/2004
9/30/2004
12/31/2004
3/4/2005
7/27/2005
Last 12 Months Multiple Range
Forward 12 Months Multiple Range
Insight

8

EVERCORE | citigroup

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ICCI Price Performance Since Initial Offer Date

Volume Weighted Average Price $11.61
Revised Offer Price: $11.75
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Volume ('000)
$12.50
$12.00
$11.50
$11.00
$10.50
$10.00
Price
03/07/05
03/21/05
04/04/05
04/18/05
05/02/05
05/16/05
05/30/05
06/13/05
06/27/05
07/11/05
Volume (000)
Price
Volume Weighted Average Price

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Transaction Metrics

($ in millions, except per share data)	Insight Communications: Day Prior 3/4/2005	Insight Communications: @Original Offer Price	Insight Communications: @Revised Offer Price	Insight Communications: Revised Offer FD Dissolution Case[g]	Cox Communications (a): Day Prior 7/30/2004	Cox Communications (a): Initial Offer 8/2/2004	Cox Communications (a): Final Offer 10/19/2004	Cablevision (a): Day Prior 6/17/2005	Cablevision (a): Initial Offer 6/20/2005
Price	$9.23	$10.70	$11.75	$11.75	$27.53	$32.00	$34.75	$14.97	$21.00
% Premium to Day Prior	-	16.0%	27.4%	27.4%	-	16.2%	26.2%	NM	NM
Equity Value (b)	$532	$617	$714	$714	$17,515	$20,327	$22,077	$4,299	$6,195
Net Debt & Minority Interest	1,480	1,480	1,480	1,480	6,870	6,870	6,870	7,371	7,371
Other Investments (c)	0	0	0	0	(2,552)	(2,552)	(2,552)	0	0
Cable Firm Value	$2,012	$2,096	$2,193	$2,193	$21,833	$24,645	$26,395	$11,670	$13,566
Premium / (Discount)									
10 Trading Day Average	0.7%	11.5%	22.5%	22.9%	(1.4%)	14.4%	24.2%	NM	NM
1 Month Average	(1.7)	8.7	19.4	19.4	(1.5)	14.9	24.1	NM	NM
3 Month Average	2.4	19.2	24.9	24.9	(7.2)	7.7	18.9	NM	NM
6 Month Average	6.1	17.2	28.7	28.7	(11.1)	9.1	12.0	NM	NM
Cable FV / EBITDA									
2004	9.4x	9.7x	10.1x	11.5x	9.0x	10.1x	10.8x	8.2x	10.9x
2005	8.8	8.9	9.2	10.6	8.2	9.2	9.9	8.2	9.6
2006	7.9	8.2	8.4	9.7	7.5	8.5	9.1	7.9	8.5
LTM(d)	9.9	9.6	9.9	11.2	9.2	10.4	11.1	9.1	10.6
NTM(e)	8.4	8.7	9.0	10.9	8.1	9.1	9.8	8.0	9.4
FV / Subscribers									
2004	$3,161	$3,289	$3,383	$3,383	$3,400	$3,842	$4,117	$3,318	$4,578
2005	3,197	3,300	3,407	3,407	3,336	3,826	4,100	3,381	4,511
Value of Shares to be Purchased (f)	$422	$556	$614	$614	$5,693	$7,836	$8,957	$2,921	$4,956

10

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Summary Valuation Analyses

52-week Range prior to Initial Offer
$8.22 (12/7/04) – $10.44 (2/7/05)
Revised Offer
$11.75
Status Quo
Minority Squeeze Outs
$12.00
$13.00
Management Projections DCF - Status Quo
$12.00
$16.00
Peer Group Trading Analysis - Status Quo
$8.75
$13.00
Precedent Change of Control Transactions - Status Quo
$11.75
$17.75
Pre-Offer Research Analyst Target Prices
$7.25
$14.25
Dissolution
Management Projections DCF - Dissolution
$10.00
$14.00
Peer Group Trading Analysis - Dissolution
$5.50
$9.25
Precedent Change of Control Transactions - Dissolution
$9.50
$15.00
LBO
LBO - Strategic Sale (post Dissolution) (a)
$10.00
$13.00
LBO - IPO (post Dissolution) (b)
$7.00
$9.00
$3.00
$5.00
$7.00
$9.00
$11.00
$13.00
$15.00
$17.00
$19.00

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EVERCORE | citigroup

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Squeeze Outs Analysis – 100% Cash Transactions

Precedent All Cash Transactions

Date Announced	Date Completed	Target	Acquirer	% Sought	Target's Leverage[a]	Transaction Value ($ mm)[b] at Announcement	Transaction Value ($ mm)[b] at Execution	Price Initial	Price Final	Initial Premium[c] 1-Day	Initial Premium[c] 30-Day	Final Premium[c] 1-Day	Final Premium[c] 30-Day
20-Jun-05	Not Closed	Cablevision Systems	Dolan Family	80.0%	5.0x	$4,958	–	$21.00	--	NM	NM	–	–
21-Feb-05	Not Closed	Eon Labs	Novartis	94.8	NM	939	–	31.00	--	11.0	13.2	–	–
02-Aug-04	02-Dec-04	Cox Communications	Cox Enterprises	93.0	2.9	7,357	8,592	32.00	$34.75	16.0	19.6	28.0%	29.4%
22-Jul-04	23-Dec-04	AMC Entertainment	Investor Group	50.1	2.3	NA	284	NA	19.50	NA	NA	19.6	23.5
19-Feb-02	11-Apr-02	Travelocity.com Inc	Sabre Holdings Corp.	30.0	0.1	409	491	23.00	28.00	19.3	1.0	45.3	28.0
21-Sep-01	03-Nov-01	Prodigy Communications Corp.	SBC Communications	53.9	4.4	409	496	5.45	6.60	54.0	2.9	36.4	29.9
15-Feb-01	01-Oct-01	Westfield America Inc	Westfield America Trust	22.5	0.0	282	283	15.33	16.25	9.9	9.9	12.5	12.5
25-Jan-01	20-Jun-01	Sodexho Marriott Services	Sodexho Alliance	52.0	3.2	939	1,179	27.00	32.00	3.5	29.0	23.6	45.3
27-Oct-00	16-Mar-01	Azurix Corp.	Enron Corp.	33.0	8.3	276	330	7.00	8.38	98.5	79.5	125.1	107.6
15-Aug-00	01-Mar-01	Avis Group Holdings	Cendant	32.0	1.8	329	937	29.00	33.00	19.7	23.4	23.4	47.9
24-Jul-00	11-Jan-01	Phoenix Investment Partners	Phoenix Home Life Mutual	40.5	1.9	944	494	12.50	15.75	15.8	19.3	45.7	50.9
									Mean	28.9%	22.6%	41.0%	40.3%
									Median	15.8	19.0	29.4	29.5

Cablevision transaction reflects proposed acquisition of cable and telecom businesses only. Value based on assumption of [illegible] of [illegible] mm fully diluted shares outstanding being sought, based on disclosure in 13-D filing and information found in latest 10-Q and 10-K. Leverage based on cable debt and EBITDA. Price is based on stock price net of estimated value of Rainbow at $[illegible] a share, per 13-D filing.

In cases where deals were pre-negotiated, initial offer price based on company filings.

(a) Leverage defined as Total Debt & Preferred / LTM EBITDA.

(c) One-day premiums are relative to target's closing stock price one trading day prior to announcement date; 30-day premiums are relative to target's average closing stock price during the 30-day trading period prior to announcement date.

Implied ICCI Stock Prices

	Stock Price	Final Premium Paid[(a)] Low	Final Premium Paid[(a)] High	Implied Stock Price Low	Implied Stock Price High
One Day Prior	$9.68	25.0%	30.0%	$12.10	$12.58
30 Day Average Prior[(b)]	9.93	25.0	30.0	12.42	12.91

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EVERCORE | citigroup

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LBO Analysis – Sale to Strategic (post-Dissolution)

LBO Summary

(1) Assumes sale to strategic post dissolution.

IRR Sensitivity Analysis

At 7.0x Proportionate Debt / 2005E Dissolution EBITDA

Exit Multiple	Share Price Paid						
	$9.00	$10.00	$10.70	$11.75	$12.00	$13.00	$14.00
8.5x	24.0%	21.3%	19.8%	17.3%	16.7%	14.3%	12.3%
9.0x	26.4%	23.3%	22.0%	19.7%	19.2%	17.1%	15.3%
9.5x	28.5%	25.9%	24.3%	21.9%	21.4%	19.4%	17.5%
10.0x	30.4%	27.8%	26.2%	23.9%	23.4%	21.4%	19.5%
10.5x	32.3%	29.8%	28.0%	25.7%	25.2%	23.2%	21.4%

At 8.0x Proportionate Debt / 2005E Dissolution EBITDA

Exit Multiple	Share Price Paid						
	$9.00	$10.00	$10.70	$11.75	$12.00	$13.00	$14.00
8.5x	28.4%	25.4%	22.9%	19.5%	18.8%	16.0%	13.8%
9.0x	32.4%	28.9%	25.9%	22.5%	21.8%	19.1%	16.8%
9.5x	35.3%	30.9%	28.4%	25.3%	24.5%	21.8%	19.3%
10.0x	37.3%	33.4%	30.8%	27.5%	26.8%	24.2%	21.7%
10.5x	40.4%	35.7%	33.1%	29.7%	28.9%	26.9%	23.9%

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EVERCORE | citigroup

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LBO Analysis – IPO (Post-Dissolution)

LBO Summary

(1) Assumes IPO on 12/31/09

IRR Sensitivity Analysis

At 7.0x Proportionate Debt / 2005E Dissolution EBITDA

Exit Multiple	Share Price Paid: $6.00	$7.00	$8.00	$9.00	$10.00	$10.70	$11.75
8.0x	24.7%	20.8%	17.1%	14.1%	11.5%	9.3%	7.4%
8.5x	27.8%	23.7%	20.3%	17.2%	14.8%	12.9%	10.5%
9.0x	30.3%	26.4%	23.0%	20.0%	17.3%	15.6%	13.3%
9.5x	32.8%	28.8%	25.5%	22.5%	19.8%	18.1%	15.7%
10.0x	35.2%	31.0%	27.8%	24.7%	22.0%	20.3%	17.9%

At 8.0x Proportionate Debt / 2005E Dissolution EBITDA

Exit Multiple	Share Price Paid: $6.00	$7.00	$8.00	$9.00	$10.00	$10.70	$11.75
8.0x	36.3%	27.4%	21.7%	18.1%	11.9%	9.4%	8.1%
8.5x	41.3%	31.3%	25.8%	20.8%	16.4%	13.3%	10.5%
9.0x	45.3%	35.7%	29.2%	24.3%	20.2%	17.8%	14.3%
9.5x	49.3%	39.3%	32.4%	27.4%	23.4%	20.9%	17.5%
10.0x	53.4%	42.8%	35.4%	30.2%	26.2%	23.7%	20.4%

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EVERCORE | citigroup

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3. Dissolution Leverage Analysis

Evercore | citigroup

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Present Value of Illustrative Future Stock Prices

Status Quo

$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$15.36
$13.56
$16.36
$14.65
$16.84
$15.25
$16.88
$15.41
2006
2007
2008
2009

Early Dissolution

$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$10.60
$9.00
$11.86
$10.37
$12.63
$11.26
$13.01
$11.75
2006
2007
2008
2009

Early Dissolution – 5% EBITDA Miss

$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$9.16
$7.64
$10.52
$9.10
$11.39
$10.08
$11.87
$10.67
2006
2007
2008
2009

Early Dissolution – 10% EBITDA Miss

$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$7.73
$6.20
$9.17
$7.82
$10.15
$8.91
$10.74
$9.60
2006
2007
2008
2009

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EVERCORE | citigroup

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Projections & Valuation Backup

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Insight Communications Actual Performance vs. Budget

	2002			2003			2004			2005 Q2			2005 YTD (a)		
	Budget	Actual	% Var.	Budget	Actual	% Var.	Budget	Actual	% Var.	Budget	Actual	% Var.	Budget	Actual	% Var.
Basic Sub Revenue	$509.7	$506.1	(0.7%)	$548.5	$537.0	(2.1%)	$581.5	$573.7	(1.4%)	$152.2	$150.8	(1.0%)	$300.4	$299.2	(0.4%)
Digital Revenue	71.8	66.1	(7.9)	96.0	83.5	(12.2)	101.1	98.8	(2.3)	26.2	27.8	6.1	51.9	54.6	5.2
HSI Revenue	96.0	99.0	5.2	89.4	93.9	5.1	133.3	132.0	(0.9)	45.9	46.3	0.8	87.8	88.4	0.7
Other	143.4	180.8	26.1	182.2	188.2	3.3	197.7	198.0	0.2	56.5	55.0	(2.9)	108.3	107.8	(0.5)
Total Revenue	$780.8	$812.0	4.0%	$816.1	$802.6	(1.4%)	$1,013.6	$1,002.6	(1.1%)	$280.8	$280.0	(0.3%)	$548.6	$550.0	0.3%
EBITDA	$382.2	$366.6	(1.9%)	$404.1	$387.1	(4.2%)	$480.8	$482.0	0.3%	$111.4	$122.4	9.9%	$211.8	$230.0	8.7%
Capex	($327.1)	($283.0)	(13.5%)	($220.0)	($196.7)	(10.6%)	($188.3)	($174.1)	(7.5%)	NA	NA	NM	NA	NA	NM
Homes Passed ('000)	2,241	2,263	1.0%	2,310	2,326	0.7%	2,343	2,375	1.4%	NA	2,396	NM	NA	2,396	NM
Basic Cable Subs ('000)	1,302	1,289	(1.0)	1,322	1,294	(2.2)	1,302	1,273	(2.3)	1,271	1,257	(1.1)	1,271	1,257	(1.1)
Digital Subs ('000)	351	335	(4.6)	412	403	(2.1)	470	451	(4.0)	474	461	(2.0)	474	461	(2.0)
HSI Subs ('000)	137	145	5.7	211	230	9.0	324	331	2.0	381	391	2.7	381	391	2.7
Telephony Subs ('000)	48	31	(35.0)	80	56	(30.0)	76	64	(15.8)	80	73	(8.9)	80	73	(8.9)

Source: Insight Communications budget materials as of 4/20/05 and 07/21/05, and Company filings.
(a) YTD through June 2005.

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EVERCORE | citigroup

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Insight Communications Management Projections – Midwest Only Summary

($ in millions)	Year End December 31,						'06 - '10
	2005E	2006E	2007E	2008E	2009E	2010E	CAGR
Revenue	$1,116	$1,221	$1,328	$1,428	$1,510	$1,584	7.3%
% Growth	*11.5%*	*9.4%*	*8.8%*	*7.5%*	*5.7%*	*4.9%*	
Direct Costs							
Consolidated Direct Costs	($298)	($329)	($365)	($407)	($447)	($481)	10.0%
Include: Interactive Revenue	(3)	(4)	(4)	(4)	(4)	(4)	3.1%
Exclude: Interactive Direct Costs	1	1	1	1	1	1	4.4%
Total Direct Costs	($301)	($332)	($368)	($410)	($450)	($484)	9.9%
Operating Costs and SG&A							
Consolidated Operating Costs & SG&A	($362)	($397)	($421)	($444)	($466)	($488)	6.2%
Include: Management Fee	(33)	(37)	(40)	(43)	(45)	(48)	7.3%
Exclude: Corporate Overhead	24	24	26	27	28	30	4.4%
Exclude: Interactive Operating Costs	1	1	1	1	1	1	0.4%
Total Operating Costs and SG&A	($370)	($408)	($434)	($458)	($482)	($505)	5.4%
Total Expenses	($671)	($740)	($802)	($868)	($931)	($988)	8.0%
EBITDA	$446	$481	$528	$558	$578	$596	6.0%
% Margin	*39.9%*	*39.4%*	*39.5%*	*39.0%*	*38.3%*	*37.6%*	
% Growth	*7.9%*	*8.2%*	*8.7%*	*6.0%*	*4.3%*	*2.9%*	
Depreciation and Amortization	(285)	(300)	(262)	(256)	(242)	(237)	(3.6%)
EBIT	$160	$181	$266	$288	$337	$368	17.6%
Cash Flow Data							
EBITDA	$446	$481	$528	$558	$578	$596	6.0%
Less: Capital Expenditures	(193)	(186)	(162)	(158)	(151)	(148)	(5.1%)
% of Revenue	*17.3%*	*15.2%*	*12.2%*	*11.1%*	*10.0%*	*9.4%*	
Less: Net Cash Interest Expense	(184)	(189)	(182)	(163)	(167)	(147)	(4.3%)
Plus: Decrease in Working Capital	12	8	8	11	10	11	(2.5%)
Free Cash Flow	$80	$116	$187	$238	$271	$310	31.1%
% Growth		*43.3%*	*63.1%*	*27.5%*	*13.2%*	*14.7%*	

Source: Insight Communications management projections dated 4/28/05 and 5/27/05.
Note: Represents detailed income statement and cash flows of Insight Midwest joint venture.

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EVERCORE | citigroup

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Peer Group Trading Analysis

Cable Firm Value / 2005 EBITDA

12.0x
9.0x
6.0x
3.0x
0.0x
9.7x
9.1x
9.0x
8.7x
8.6x
9.1x
9.2x
8.6x
CHTR
MCCC
CVC
CMCSK
CHTR (debt at market)
ICCI (current)
ICCI (at rev. offer)
ICCI (pre-ann.)

Cable Firm Value / Latest Subs

$5,000
$4,000
$3,000
$2,000
$1,000
$0
$4,235
$3,440
$3,272
$2,887
$2,635
$3,334
$3,371
$3,164
CVC
CMCSK
CHTR
CHTR (debt at market)
MCCC
ICCI (current)
ICCI (at rev. offer)
ICCI (pre-ann.)

Total Cable Debt / LTM Cable EBITDA

12.0x
9.0x
6.0x
3.0x
0.0x
9.8x
8.6x
7.4x
7.1x
5.0x
2.8x
CHTR
CHTR (debt at market)
MCCC
ICCI
CVC
CMCSK

Firm Value / 2005 EBITDA - Capex

25.0x
20.0x
15.0x
10.0x
5.0x
19.1x
17.5x
16.9x
16.9x
13.9x
15.7x
15.9x
14.9x
CHTR
MCCC
CHTR (debt at market)
CVC
CMCSK
ICCI (current)
ICCI (at rev. offer)
ICCI (pre-ann.)

40

EVERCORE | citigroup

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Project Ohio River

Special Committee Discussion Materials
July 28, 2005

Table of Contents

1.	Overview

2.	Valuation Analyses

3.	Dissolution Liquidity Analysis

Appendix

[LOGO]

1. Overview

Transaction Summary

•     On March 7, 2005, Sidney Knafel (Chairman) and Michael Willner (President & CEO) along with certain other members of the management team (‘Management Group’), and The Carlyle Group (together ‘Buyer Group’), made an offer to purchase shares not owned by the Management Group for $10.70 per share in cash

•                  The Management Group owns 14% of the economic interest in Insight and 62% of the voting interest

•     On July 27, 2005, subsequent to negotiations with the Special Committee of the Board of Directors of Insight and its advisors, Evercore Partners, Citigroup and Skadden Arps Meagher and Flom, the Buyer Group presented a revised offer of $11.75 per share in cash

		Proposal
		$11.75
Premium/(Discount) to
1 Day Prior to Initial Offer	$9.68	21.4%
10 Trading Day Avg.	9.61	22.3
1 Month Average	9.84	19.4
3 Month Average	9.45	24.3
6 Month Average	9.13	28.7
Equity Value (a)		$714
of Shares to be Purchased (b)		614
Proportionate Net Debt		1,430
Firm Value		2,143
TEV/Basic Subscribers
2004A		$3,368
2005E		3,407
		Status Quo		PF for Dissolution (c)
TEV/EBITDA
LTM		9.9	x	11.2	x
NTM (Q2 ’05 to Q1 ’06)		9.0		10.3
NTM (Q3 ’05 to Q2 ’06)		8.8		10.1

2005E		9.2	x	10.6	x
2006E		8.4		9.7

Note: Insight capitalization is on a proportionate basis that includes 50% of Insight Midwest’s net debt and earnings and 100% of ICCI HoldCo’s net debt and earnings.

(a) Equity Value based on shares outstanding, plus restricted stock and in-the-money stock options, net of options proceeds.

(b) Net of option proceeds. Assumes 63.8 mm shares outstanding after option exercise, of which 9.1 mm are owned by management and affiliates and 8.5 mm are to be rolled over.

(c) Pro forma EBITDA statistics reflect the impact of dissolution as if dissolution were to occur on January 1, 2005.  See page 37 for additional information on methodology used to arrive at pro forma statistics.

Chronology

Date (2005)		Event

March 7	•	Buyer Group initial offer of $10.70 per share
March 14	•	Evercore and Citigroup engaged by Special Committee as financial advisors
April 13	•	Receipt of management projections by Special Committee and financial advisors
April 27	•	Received presentation from Buyer Group
May 4	•	Special Committee discussed preliminary due diligence findings and valuation perspectives with its advisors
May 10	•	Larry Smith/Comcast public statement regarding triggering dissolution (a)
May 11	•	Responded to the Buyer Group’s Proposal
June 1	•	S&P downgraded Insight Communications and Insight Midwest bonds
June 15	•	Received response from Buyer Group financial advisors
June 21	•	Revised offer of $11.20 per share communicated to Special Committee
June 27	•	Insight announced proposed debt refinancing
July 5	•	Revised offer of $11.50 per share communicated to Special Committee
July 14	•	Special Committee indicated it was unlikely to accept the Revised Offer
July 16	•	Revised offer of $11.60 per share communicated to Special Committee, including certain contract concessions; Special Committee indicated it was unlikely to accept Revised Offer
July 22	•	Insight completed debt refinancing
July 27	•	Revised offer of $11.75 per share communicated to Special Committee

(a) Larry Smith stated the following at Comcast’s analyst day on May 10, 2005: “[Insight] is on track to be broken up at the end of the year... We can pull the trigger Dec. 31, 2005.  We’ve made it clear, as of now, that certainly, that is our intent.”

Transaction Summary

Term		Summary

Transaction	•

Insight Acquisition Corp. (the “Buyer”) will be merged with and into Insight (“the Merger”). As a result of the Merger, Insight will become a privately held company controlled by the Buyer Group. To capitalize the Buyer, The Carlyle Group will contribute cash to the Buyer and the Management Group will contribute their shares of Insight Common Stock to the Buyer

Cash Consideration	•	$11.75 per share of Insight Common Stock
Transaction Funding	•	Carlyle to provide 100% of the cash purchase price
Representations &	•	No Material Adverse Effect clause
Warranties	•	Pursuant to the Partnership Agreement, Insight Communications Company, L.P. is the general partner of Insight Midwest, L.P.
	•	Certain industry specific representations
Covenants	•	Interim business covenant includes limitation on ability to enter into new material contracts
	•	No solicitation, except if there will be a breach in fiduciary duty, and the proposal is likely to lead to a Superior Proposal (as defined in the Merger Agreement)
	•	Force the vote provision
	•	No settlement of stockholder litigation without Buyer’s consent (not to be unreasonably withheld)
	•	Consent solicitation; Back-Stop Facility
Conditions to Closing	•	Majority of the Minority stockholder approval
	•	Filing of the Charter Amendment with the Secretary of State of Delaware
	•	Regulatory approval (Hart-Scott-Rodino)
	•	No Material Adverse Change (as defined in the Merger Agreement)

Term		Summary
Termination	•	By either the Buyer or the Company if:
• The Merger shall not have been consummated by February 15, 2006
• There is final order or injunction precluding the merger
• There is a failure to receive Company stockholder approval
	•	By Buyer if:
• Incurable breach by Company of its representations, warranties or covenants
• Material violation of no shop
• Failure to solicit proxies or hold stockholder meeting
• Change of recommendation (Buyer may terminate only within first 5 business days following the change)
Termination Fees	•	$10mm fee (less expenses) and $4mm expense reimbursement policy payable by Company immediately following termination in certain circumstances
	•	Fee may not be shared with Knafel or Willner (other than for their out-of-pocket expenses)
Ancillary Agreements	•	Voting Agreement, Exchange Agreement, Carlyle Guarantee
Comcast Partnership	•

Prior to the effective time of the Merger, Insight will not deliver an exit notice pursuant to its partnership agreement with Comcast, and if Comcast delivers such an exit notice to Insight, Insight will elect to postpone for a period of 6 months

ICCI Price Performance Since IPO

[CHART]

(a) One-year averages starting from IPO date (7/23/99).

Cable Sector Share Price Performance

•                  Since ICCI’s IPO, stock prices for cable providers have declined by an average of 51%

•                  Over the same time period, the S&P 500 has declined 9%

[CHART]

Historical Cable Trading Ranges

Cable Sector (a) FV / EBITDA Multiple

[CHART]

Source: Wall Street research.

Note: LTM data based on actual quarterly data.  Forward information based on projected quarterly data.  FTM and LTM EBITDA for 7/27/2005 reflect financials as of 3/31/05.

(a) Universe comprised of Cablevision, Charter, Comcast, Cox (through 2Q ’04), Insight and Mediacom.

ICCI Price Performance Since Initial Offer Date

[CHART]

Transaction Metrics

	Insight Communications
	Day Prior		@ Original		@ Revised		Revised Offer PF
($ in millions, except per share data)	3/4/2005		Offer Price		Offer Price		Dissolution Case (g)
Price	$9.68		$10.70		$11.75		$11.75
% Premium to Day Prior	—		10.5%		21.4%		21.4%

Equity Value (b)	$582		$647		$714		$714
Net Debt & Minority Interest	1,430		1,430		1,430		1,430
Other Investments (c)	0		0		0		0
Cable Firm Value	$2,011		$2,076		$2,143		$2,143

Premium / (Discount)
10 Trading Day Average	0.7%		11.3%		22.3%		22.3%
1 Month Average	(1.7)		8.7		19.4		19.4
3 Month Average	2.4		13.2		24.3		24.3
6 Month Average	6.1		17.2		28.7		28.7

Cable FV / EBITDA
2004	9.4	x	9.7	x	10.1	x	11.5	x
2005	8.6		8.9		9.2		10.6
2006	7.9		8.2		8.4		9.7

LTM (d)	9.3		9.6		9.9		11.2
NTM (e)	8.4		8.7		9.0		10.3

FV / Subscribers
2004	$3,161		$3,263		$3,368		$3,368
2005	3,197		3,300		3,407		3,407

Value of Shares to be Purchased (f)	$499		$556		$614		$614

	Cox Communications (a)						Cablevision (a)
	Day Prior		Initial Offer		Final Offer		Day Prior		Initial Offer
($ in millions, except per share data)	7/30/2004		8/2/2004		10/19/2004		6/17/2005		6/20/2005
Price	$27.58		$32.00		$34.75		$14.37		$21.00
% Premium to Day Prior	—		16.0%		26.0%		NM		NM

Equity Value (b)	$17,515		$20,327		$22,077		$4,239		$6,195
Net Debt & Minority Interest	6,670		6,670		6,670		7,371		7,371
Other Investments (c)	(2,552)		(2,552)		(2,552)		0		0
Cable Firm Value	$21,633		$24,445		$26,195		$11,610		$13,566

Premium / (Discount)
10 Trading Day Average	(1.4)%		14.4%		24.2%		NM		NM
1 Month Average	(1.5)		14.3		24.1		NM		NM
3 Month Average	(7.2)		7.7		16.9		NM		NM
6 Month Average	(11.1)		3.1		12.0		NM		NM

Cable FV / EBITDA
2004	9.0	x	10.1	x	10.9	x	8.8	x	10.3	x
2005	8.2		9.2		9.9		8.2		9.6
2006	7.5		8.5		9.1		7.3		8.5

LTM (d)	9.2		10.4		11.1		9.1		10.6
NTM (e)	8.1		9.1		9.8		8.0		9.4

FV / Subscribers
2004	$3,400		$3,842		$4,117		$3,918		$4,578
2005	3,386		3,826		4,100		3,861		4,511

Value of Shares to be Purchased (f)	$6,633		$7,696		$8,357		$3,391		$4,956

Note: Insight capitalization is on a proportionate basis that includes 50% of Insight Midwest’s net debt and earnings and 100% of ICCI HoldCo’s net debt and earnings.

(a)          Cox Communciations shown for illustrative purposes because it is the most recent completed going-private transaction in the cable industry.  Cablevision is the most recent announced going private transaction in the industry.

(b)         Equity Value for Insight based on shares outstanding, plus restricted stock and in-the-money stock options, net of options proceeds.

(c)          Cox includes Discovery value of $2,552 million pre-tax.

(d)         LTM for Insight defined as Q2 ’04 to Q1 ’05. LTM for Cox defined as Q4 ’03 to Q3 ’04.

(e)          NTM for Insight defined as Q2 ’05 to Q1 ’06. NTM for Cox defined as Q4 ’04 to Q3 ’05.

(f)            Net of option proceeds. For Insight, assumes 63.8 mm shares outstanding after option exercise, of which 9.1 mm are owned by management and affiliates and 8.5 mm are to be rolled over.

(g)         Pro forma EBITDA statistics reflect the impact of dissolution as if dissolution were to occur on January 1, 2005.  See page 37 for additional information on methodology used to arrive at pro forma statistics.

Stock Price Premium Analysis

(Dollars in Millions, Except per Share Data and Multiples)

		Day Prior		Initial Offer		Interim Proposals						Revised Offer		Market (a)
		$9.68		$10.70		$11.20		$11.50		$11.60		$11.75		$11.38
Price		Premium / (Discount) to
1 Day Prior	$9.68	0.0%		10.5%		15.7%		18.8%		19.8%		21.4%		17.6%
10 Trading Day Avg.	9.61	0.7		11.3		16.6		19.7		20.7		22.3		18.4
1 Month Average	9.84	(1.7)		8.7		13.8		16.8		17.8		19.4		15.6
3 Month Average	9.45	2.4		13.2		18.5		21.7		22.7		24.3		20.4
6 Month Average	9.13	6.1		17.2		22.7		26.0		27.1		28.7		24.7
Equity Value (b)		$582		$647		$679		$698		$704		$714		$690
of Shares to be Purchased (c)		499		556		583		600		605		614		593
Proportionate Net Debt		1,430		1,430		1,430		1,430		1,430		1,430		1,430
Firm Value		2,011		2,076		2,108		2,127		2,134		2,143		2,120
Basic Subscribers		Firm Value /
2004A	636	$3,161		$3,263		$3,313		$3,343		$3,353		$3,368		$3,331
2005E	629	3,197		3,300		3,351		3,382		3,392		3,407		3,369
EBITDA		Firm Value /
LTM	$217	9.3	x	9.6	x	9.7	x	9.8	x	9.8	x	9.9	x	9.7	x
NTM (Q2 ’05 to Q1 ’06)	238	8.4		8.7		8.8		8.9		9.0		9.0		8.9
NTM (Q3 ’05 to Q2 ’06)	244	8.3		8.5		8.6		8.7		8.8		8.8		8.7

2005E	$233	8.6	x	8.9	x	9.0	x	9.1	x	9.2	x	9.2	x	9.1	x
2006E	254	7.9		8.2		8.3		8.4		8.4		8.4		8.3
EBITDA (PF for Dissolution) (d)		Firm Value /
LTM	$191	10.6	x	10.9	x	11.1	x	11.2	x	11.2	x	11.2	x	11.1	x
NTM (Q2 ’05 to Q1 ’06)	207	9.7		10.0		10.2		10.3		10.3		10.3		10.2
NTM (Q3 ’05 to Q2 ’06)	212	9.5		9.8		9.9		10.0		10.1		10.1		10.0

2005E	$203	9.9	x	10.2	x	10.4	x	10.5	x	10.5	x	10.6	x	10.5	x
2006E	221	9.1	x	9.4		9.5		9.6		9.7		9.7		9.6

Note: Insight capitalization is on a proportionate basis that includes 50% of Insight Midwest’s net debt and earnings and 100% of ICCI HoldCo’s net debt and earnings.

(a)          Market price as of July 27, 2005.

(b)         Equity Value based on shares outstanding, plus restricted stock and in-the-money stock options, net of options proceeds.

(c)          Net of option proceeds. Assumes 63.8 mm shares outstanding after option exercise, of which 9.1 mm are owned by management and affiliates and 8.5 mm are to be rolled over.

(d)         Pro forma EBITDA statistics assume dissolution were to take place on January 1, 2005.  See page 37 for additional information on methodology used to arrive at pro forma statistics.

2. Valuation Analyses

Summary Valuation Analyses

[CHART]

Note: Underlying numbers are from Management Projections for each of Status Quo and Dissolution scenarios.

(a)          Targeting an IRR of approximately 20%, assumes dissolution 12/31/06, and sale to strategic in 2009.

(b)         Targeting an IRR of approximately 20%, assumes dissolution 12/31/06, and IPO in 2009.

Squeeze Outs Analysis – 100% Cash Transactions

•                  Data below is for 100% cash transactions in which acquirers sought 20% or greater of target equity

Precedent All Cash Transactions

Date Announced	Date Completed				Target’s		Transaction Value ($ mm) (b)		Price		Initial Premium (c)		Final Premium (c)
		Target	Acquiror	% Sought	Leverage(a)		at Announcement	at Execution	Initial	Final	1 - Day	30 - Day	1 - Day	30 - Day
20-Jun-05	Not Closed	Cablevision Systems	Dolan Family	80.0%	5.0	x	$4,956	—	$21.00	—	NM	NM	—	—
21-Feb-05	Not Closed	Eon Labs	Novartis	34.6	NM		989	—	31.00	—	11.0	18.2	—	—
02-Aug-04	02-Dec-04	Cox Communications	Cox Enterprises	38.0	2.9		7,857	8,532	32.00	$34.75	16.0	13.6	26.0%	23.4%
22-Jul-04	23-Dec-04	AMC Entertainment	Investor Group	50.1	2.8		N/A	834	N/A	19.50	N/A	N/A	13.6	28.5
19-Feb-02	11-Apr-02	Travelocity.com Inc	Sabre Holdings Corp.	30.0	0.1		403	491	23.00	28.00	19.8	1.0	45.8	23.0
21-Sep-01	08-Nov-01	Prodigy Communications Corp.	SBC Communications	58.3	4.4		409	496	5.45	6.60	54.0	2.3	86.4	23.9
15-Feb-01	01-Oct-01	Westfield America Inc	Westfield America Trust	22.5	0.0		262	268	15.88	16.25	9.9	9.9	12.5	12.5
25-Jan-01	20-Jun-01	SodexhoMarriott Services	Sodexho Alliance	52.0	3.2		989	1,173	27.00	32.00	8.5	23.0	28.6	45.8
27-Oct-00	16-Mar-01	AzurixCorp.	Enron Corp.	33.0	6.8		276	330	7.00	8.38	96.5	73.5	135.1	107.6
15-Aug-00	01-Mar-01	Avis Group Holdings	Cendant	82.0	1.6		823	937	29.00	33.00	13.7	29.4	29.4	47.3
24-Jul-00	11-Jan-01	Phoenix Investment Partners	Phoenix Home Life Mutual	40.5	1.9		344	434	12.50	15.75	15.6	19.8	45.7	50.9
										Mean:	29.4%	22.6%	47.0%	40.3%
										Median:	15.8	19.0	29.4	28.5

Note:         Data is for 100% cash transactions in which acquirors sought 20% or greater of target equity, and where transaction value was greater than $200 mm in past 5 years.

Cablevision transaction reflects proposed acquisition of cable and telecom business only.  Value based on assumption of 80% of 295 mm fully diluted shares outstanding being sought, based on disclosure in 13-D filing and information found in latest 10-Q and 10-K.  Leverage based on cable debt and EBITDA.  Premia based on stock price net of estimated value of Rainbow at $12.50 a share, per 13-D filing.

In cases where deals were pre-negotiated, initial offer price based company filings.

(a)          Leverage defined as Total Debt & Preferred / LTM EBITDA.

(b)         Represents equity value of the minority shareholders’ stake, which the acquiror proposed to acquire in the transaction.

(c)          One-day premium measured relative to target’s closing stock price on last trading day prior to annoucement date; 30-day premium measured relative to target’s average closing stock price during the 30-day trading period prior to announcement date.

Implied ICCI Stock Prices

		Final Premium Paid (a)		Implied Stock Price
	Stock Price	Low	High	Low	High
One Day Prior	$9.68	25.0%	30.0%	$12.10	$12.58
30 Day Average Prior (b)	9.93	25.0	30.0	12.42	12.91

(a)          Based on median data from precedent squeeze out analysis.

(b)         Average of 30 trading days prior to announcement date.

DCF – Status Quo Management Projections

(US $ in millions)	Fiscal Year Ending December 30,					Dissolution
Insight Midwest Income Statement	2005	2006	2007	2008	2009	Terminal Year
Revenue Growth	11.5%	9.4%	8.6%	7.3%	6.1%	4.9%
EBITDA Growth	7.3	8.2	8.7	6.0	4.3	(5.4)
EBITDA Margin	39.9	39.4	39.5	39.0	38.3	34.5
Capex / Revenue	17.3	15.2	12.2	11.1	10.0	9.5
Unlevered FCF / EBITDA	44.6	47.6	50.5	51.4	51.8	51.4
Revenue	$1,116	$1,221	$1,326	$1,423	$1,510	$1,584
EBITDA	445	481	523	555	578	547
EBIT	160	181	255	299	337	307
Less: Taxes at 41%	(66)	(74)	(105)	(122)	(138)	(126)
Plus: D&A	285	300	268	256	242	240
Less: CapEx	(193)	(186)	(162)	(158)	(151)	(151)
Plus: Change in Working Capital	12	8	8	11	10	11
Unlevered FCF	$199	$229	$264	$285	$299	$281
Terminal Adjusted FCF						$234

DCF Valuation (as of 06/30/05) (a)
NPV of Cash Flows at 9.0% WACC	$1,011
Terminal EBITDA (b)	547
Terminal Multiple	8.5	x
NPV of Terminal Value at 9.0% WACC	$3,153
Midwest Firm Value	$4,164
Less: Net Debt at Midwest	(2,481)
Midwest Equity Value	$1,683
Value of ICCI Stake in Midwest (50%)	$842
Less: Net Debt at ICCI HoldCo	(189)
Plus: Value of NOL’s	157
Plus: NPV of Hold Co. Cash Flows	40
ICCI Equity Value	$849
Plus: Options Proceeds	51
ICCI Fully Converted Equity Value	$900
Implied Price Per ICCI Share	$13.86

(a) DCF valuation shown for illustrative purposes only at 9.0% WACC and a 8.5x FY1 EBITDA exit multiple.

(b) Terminal value based on post-dissolution EBITDA.

Implied Value per Share

	Terminal EBITDA Multiple
WACC	7.5 x	8.0 x	8.5 x	9.0 x	9.5 x
8.0%	$12.05	$13.56	$15.05	$16.54	$18.03
8.5%	11.50	12.99	14.45	15.91	17.37
9.0%	10.96	12.42	13.86	15.29	16.72
9.5%	10.44	11.87	13.29	14.69	16.09
10.0%	9.93	11.32	12.72	14.10	15.47

ICCI Equity Value as of 6/30/05

	Terminal EBITDA Multiple
WACC	7.5 x	8.0 x	8.5 x	9.0 x	9.5 x
8.0%	$733	$830	$926	$1,023	$1,120
8.5%	698	792	887	982	1,077
9.0%	664	756	849	942	1,035
9.5%	630	721	812	903	994
10.0%	598	687	776	865	954

Implied FV Multiple of 2005E EBITDA

	Terminal EBITDA Multiple
WACC	7.5 x		8.0 x		8.5 x		9.0 x		9.5 x
8.0%	8.8	x	9.3	x	9.7	x	10.1	x	10.6	x
8.5%	8.7		9.1		9.5		10.0		10.4
9.0%	8.5		8.9		9.4		9.8		10.2
9.5%	8.4		8.8		9.2		9.6		10.0
10.0%	8.2		8.6		9.0		9.4		9.8

Corresponding Premium to Pre-Offer Price Per Share

	Terminal EBITDA Multiple
WACC	7.5 x	8.0 x	8.5 x	9.0 x	9.5 x
8.0%	24.5%	40.1%	55.5%	70.9%	86.3%
8.5%	18.8	34.2	49.3	64.3	79.4
9.0%	13.3	28.3	43.2	58.0	72.7
9.5%	7.9	22.6	37.3	51.7	66.2
10.0%	2.6	17.0	31.4	45.7	59.8

Implied Perpetuity Growth Rate

	Terminal EBITDA Multiple
WACC	7.5 x	8.0 x	8.5 x	9.0 x	9.5 x
8.0%	2.1%	2.5%	2.8%	3.1%	3.3%
8.5%	2.6	2.9	3.3	3.6	3.8
9.0%	3.1	3.4	3.8	4.0	4.3
9.5%	3.5	3.9	4.2	4.5	4.8
10.0%	4.0	4.4	4.7	5.0	5.3

Implied FV Multiple of 2006E EBITDA

	Terminal EBITDA Multiple
WACC	7.5 x		8.0 x		8.5 x		9.0 x		9.5 x
8.0%	8.2	x	8.6	x	9.0	x	9.4	x	9.8	x
8.5%	8.0		8.4		8.8		9.2		9.6
9.0%	7.9		8.3		8.6		9.0		9.4
9.5%	7.7		8.1		8.5		8.9		9.2
10.0%	7.6		8.0		8.3		8.7		9.1

DCF – Dissolution Management Projections

	Fiscal Year Ended December 30,
($ in millions)	2005	2006	2007	2008	2009	2010
EBITDA	233	254	241	256	266	274
EBIT	89	103	105	126	144	154
Less: Taxes	(36)	(42)	(43)	(52)	(59)	(63)
Plus: D&A	144	151	135	129	122	120
Less: CapEx	(98)	(94)	(82)	(80)	(77)	(76)
Plus: Change in Working Capital	5	4	4	6	6	6
Unlevered FCF	$104	$122	$120	$129	$136	$141
Terminal Adjusted FCF						$117

DCF Valuation (as of 06/30/05) (a)
NPV of Cash Flows at 9.0% WACC	$485
Terminal EBITDA (b)	274
Terminal Multiple	8.5	x
NPV of Terminal Value at 9.0% WACC	$1,577
Midwest Firm Value	$2,061
Less: Net Debt at Midwest	(1,240)
Midwest Equity Value	$821
Value of ICCI Stake in Midwest	$821
Less: Net Debt at ICCI HoldCo	(189)
Plus: Value of NOL’s	135
Plus: NPV of Hold Co. Cash Flows	NA
Less: PV of Refinance for Dissolution	(34)
ICCI Equity Value	$733
Plus: Options Proceeds	36
ICCI Fully Converted Equity Value	$769
Implied Price Per ICCI Share	$12.06

(a) DCF valuation shown for illustrative purposes only at 9.0% WACC and a 8.5x FY1 EBITDA exit multiple

(b) Terminal value based on post-dissolution EBITDA

Implied Value per Share

	Terminal EBITDA Multiple
WACC	7.5 x	8.0 x	8.5 x	9.0 x	9.5 x
8.0%	$10.22	$11.73	$13.25	$14.74	$16.23
8.5%	9.68	11.16	12.65	14.12	15.58
9.0%	9.15	10.60	12.06	13.51	14.94
9.5%	8.60	10.06	11.49	12.91	14.32
10.0%	8.07	9.53	10.93	12.32	13.71

ICCI Equity Value as of 6/30/05

	Terminal EBITDA Multiple
WACC	7.5 x	8.0 x	8.5 x	9.0 x	9.5 x
8.0%	$616	$713	$809	$906	$1,003
8.5%	581	676	771	866	960
9.0%	548	641	733	826	919
9.5%	515	606	697	788	879
10.0%	483	572	661	750	839

Implied FV Multiple of 2005E EBITDA

	Terminal EBITDA Multiple
WACC	7.5 x		8.0 x		8.5 x		9.0 x		9.5 x
8.0%	8.3	x	8.8	x	9.2	x	9.6	x	10.0	x
8.5%	8.2		8.6		9.0		9.4		9.8
9.0%	8.1		8.4		8.8		9.2		9.6
9.5%	7.9		8.3		8.7		9.1		9.5
10.0%	7.8		8.2		8.5		8.9		9.3

Corresponding Premium to Pre-Offer Price Per Share

	Terminal EBITDA Multiple
WACC	7.5 x	8.0 x	8.5 x	9.0 x	9.5 x
8.0%	5.5%	21.2%	36.9%	52.3%	67.7%
8.5%	(0.0)	15.3	30.7	45.8	60.9
9.0%	(5.5)	9.6	24.6	39.6	54.3
9.5%	(11.1)	3.9	18.7	33.4	47.9
10.0%	(16.7)	(1.5)	12.9	27.3	41.6

Implied Perpetuity Growth Rate

	Terminal EBITDA Multiple
WACC	7.5 x	8.0 x	8.5 x	9.0 x	9.5 x
8.0%	2.1%	2.5%	2.8%	3.1%	3.3%
8.5%	2.6	2.9	3.3	3.6	3.8
9.0%	3.1	3.4	3.8	4.0	4.3
9.5%	3.5	3.9	4.2	4.5	4.8
10.0%	4.0	4.4	4.7	5.0	5.3

Implied FV Multiple of 2006E EBITDA

	Terminal EBITDA Multiple
WACC	7.5 x		8.0 x		8.5 x		9.0 x		9.5 x
8.0%	7.6	x	8.0	x	8.4	x	8.8	x	9.2	x
8.5%	7.5		7.9		8.2		8.6		9.0
9.0%	7.4		7.7		8.1		8.5		8.8
9.5%	7.2		7.6		8.0		8.3		8.7
10.0%	7.1		7.5		7.8		8.2		8.5

Multiples Analysis – Status Quo

Public Market Multiples

($ in millions, Except per Share Data)

		Multiple Range				Implied Firm Value		Implied Equity Value (a)		Implied Equity Value per Share (b)
Metric	Data	Low		High		Low	High	Low	High	Low	High
2004A EBITDA	$213	9.0	x	10.0	x	$1,919	$2,132	$489	$702	$8.17	$11.57
2005E EBITDA	233	8.5		9.5		1,980	2,213	551	784	9.20	12.85
2006E EBITDA	254	8.0		9.0		2,036	2,290	606	861	10.06	14.04
2004 Subscribers	636	$3,000		$3,500		$1,909	$2,227	$479	$797	$8.00	$13.06
									Max	$10.06	$14.04
									Mean	8.86	12.88
									Median	8.68	12.96
									Low	8.00	11.57

(a) Equity Value = Firm Value - Proportionate Net Debt

(b) Shares outstanding fluctuate based on fully converted share count for the implied equity value per share.

Precedent Transactions

($ in millions, Except per Share Data)

		Multiple Range				Implied Firm Value		Implied Equity Value (a)		Implied Equity Value per Share (b)
Metric	Data	Low		High		Low	High	Low	High	Low	High
2005E EBITDA	$233	9.5	x	11.5	x	$2,213	$2,679	$784	$1,250	$12.85	$20.04
2004 Subscribers	636	$3,250		$3,750		$2,068	$2,386	$638	$956	$10.57	$15.52
									Mean	$11.71	$17.78

(a) Equity Value = Firm Value - Proportionate Net Debt

(b) Shares outstanding fluctuate based on fully converted share count for the implied equity value per share.

Multiples Analysis – Dissolution

Public Market Multiples

($ in millions, Except per Share Data)

		Multiple Range				Implied Firm Value		Implied Equity Value (a)		Implied Equity Value per Share (b)
Metric	Data	Low		High		Low	High	Low	High	Low	High
2004A EBITDA	$187	9.0	x	10.0	x	$1,679	$1,866	$250	$436	$4.17	$7.28
2005E EBITDA	203	8.5		9.5		1,724	1,926	294	497	4.91	8.30
2006E EBITDA	221	8.0		9.0		1,768	1,989	338	559	5.65	9.33
2004 Subscribers	636	$3,000		$3,500		$1,909	$2,227	$479	$797	$8.00	$13.06
									Max	$8.00	$13.06
									Mean	5.68	9.49
									Median	5.28	8.81
									Low	4.17	7.28

(a) Equity Value = Firm Value - Proportionate Net Debt

(b) Shares outstanding fluctuate based on fully converted share count for the implied equity value per share.

Precedent Transactions

($ in millions, Except per Share Data)

		Multiple Range				Implied Firm Value		Implied Equity Value (a)		Implied Equity Value per Share (b)
Metric	Data	Low		High		Low	High	Low	High	Low	High
2005E EBITDA	$203	9.5	x	11.5	x	$1,926	$2,332	$497	$903	$8.30	$14.69
2004 Subscribers	636	$3,250		$3,750		$2,068	$2,386	$638	$956	$10.57	$15.52
									Mean	$9.43	$15.10

(a) Equity Value = Firm Value - Proportionate Net Debt

(b) Shares outstanding fluctuate based on fully converted share count for the implied equity value per share.

Cable Change of Control Transactions

(Dollars in Millions, Subscribers in Thousands)

Date of Announcement	Acquiring Company	Seller/Acquired Company	Firm Value	Total Subs	Adjusted Core Cable Consideration per Subscriber	Forward EBITDA Multiple
Apr-05	Time Warner and Comcast	Adelphia	$18,100	5,300	$3,415	13.9	x
Sep-03	Atlantic Broadband LLC	Charter Communications	765	235	3,255	10.6
Jul-03	Susquehanna Communications	RCN Corp	120	30	4,027	9.4
Feb-03	Cequel III	Shaw Communications	85	27	3,148	11.9
Feb-03	Advance / Newhouse	Shaw Communications	112	44	2,545	10.1
Dec-02	G-Force LLC	Northland Cable	46	17	2,756	11.6
Aug-02	Patriot Media (Spectrum and Steve Simmons)	RCN Corp	245	80	3,063	11.3
Apr-02	Bresnan Communications	Comcast / AT&T Broadband	675	317	2,129	10.1
Dec-01	Comcast Corp	AT&T Broadband	56,560	13,357	4,235	22.9
May-01	Comcast	AT&T Baltimore Cable	500	110	4,545	NA
Apr-01	Comcast	AT&T	2,696	595	4,531	NA
Apr-01	Adelphia Communications	AT&T “PONY”	300	115	2,609	NA
Feb-01	Mediacom	AT&T Broadband	2,215	840	2,637	11.8
Jun-00	Adelphia Communications	GS Communications	826	155	5,329	27.5
Apr-00	Cablevision	AT&T Westchester Cable	628	126	5,000	NA
Apr-00	AT&T Broadband	Cablevision Boston Cable	1,790	358	5,001	NA
Mar-00	Sandler Capital	James Cable	160	72	2,226	11.6
Mar-00	Charter Communications	Cablevision of Michigan	173	49	3,557	18.7
May-99	Cox Communications Inc	TCA Cable TV Inc	3,634	883	4,115	19.6

				High	$5,329	27.5	x
				Median	3,486	11.6
				Mean	3,615	14.1
				Low	2,129	9.4

Research Analyst Price Targets

	Pre Announcement			Post Announcement			Change in
Research Firm	Date	Target Price	PV (1)	Date	Recommendation	Target Price	Target Price (2)
Banc of America	02/24/05	$11.00	$9.86	06/14/05	Neutral	$12.00	21.8%

Calyon Securities (USA) Inc	02/25/05	9.50	8.51	03/07/05	Neutral	10.70	25.8%
CIBC World Markets	02/24/05	13.00	11.65	03/21/05	Sector Perform	NA	NA
Citigroup	02/22/05	10.00	8.96	04/19/05	Hold	12.00	33.9%
Credit Suisse First Boston	12/21/04	11.00	10.06	03/07/05	Neutral	11.00	9.4%
Friedman, Billings, Ramsey & Co	02/25/05	10.00	8.93	04/29/05	Market Perform	10.00	12.0%
Jefferies & Co	02/25/05	12.00	10.75	04/28/05	Hold	12.00	11.7%
RBC Capital Markets	02/25/05	11.00	9.85	05/17/05	Underperform	12.00	21.8%
Stifel Nicolaus	02/25/05	16.00	14.33	05/03/05	Market Perform	NA	NA
The Buckingham Research Group	11/01/04	8.00	7.29	03/07/05	Neutral	11.00	50.9%
Tradition Asiel Securities Inc.	02/25/05	13.00	11.64	03/07/05	Buy	13.00	11.7%
Wachovia Securities	02/24/05	10.00	8.96	03/07/05	Market Perform	11.50	28.4%

Mean		$11.21	$10.07			$11.52	22.7%
Median		11.00	9.85			11.75	21.8%
Maximum		16.00	14.33			13.00	50.9%
Minimum		8.00	7.29			10.00	9.4%

Source: Bloomberg, I/B/E/S, Nelson.

	Cost of Equity
Change in Target Price	11.0%	12.0%	13.0%
Mean	21.7%	22.7%	23.7%
Median	20.7	21.8	22.8

Source: Bloomberg, I/B/E/S, Nelson

(1) Present value of 12 month forward price target discounted to 03/07/05 at an illustrative 12.0% equity cost of capital, with the exception of Buckingham price target, which is discounted from 12/31/05 to 03/07/05.

(2) Calculated as Post Announcement Target Price over Pre Announcement Target Price PV.

LBO Analysis – Sale to Strategic
(post-Dissolution)

LBO Summary

(Dollars in Millions)

Purchase Price	$11.75

ICCI Equity Value	$714
Plus: Proportionate Net Debt (3/31/05)	1,430
Enterprise Value	$2,143

2005E Proportionate Dissolution EBITDA Multiple	10.6	x
Proportionate Debt / 2005E Dissolution EBITDA	7.0	x

Exit Multiple	9.0	x
2010E EBITDA (1)	$317
Value of Midwest	$2,851
Less: Proportionate Net Debt (12/31/09)	(1,203)
Less: Promote Profits Interest	(42)
Implied Equity Value (Midwest)	$1,605
Implied Value per ICCI Share	$25.73

IRR	19.7%

(1) Assumes sale to strategic post-dissolution.

IRR Sensitivity Analysis

At 7.0x Proportionate Debt / 2005E Dissolution EBITDA

		Share Price Paid
		$9.00	$10.00	$10.70	$11.75	$12.00	$13.00	$14.00
Exit Multiple
8.5	x	24.0%	21.3%	19.6%	17.3%	16.7%	14.8%	12.9%
9.0	x	26.4%	23.8%	22.0%	19.7%	19.2%	17.1%	15.3%
9.5	x	28.5%	25.9%	24.3%	21.9%	21.4%	19.4%	17.5%
10.0	x	30.4%	27.8%	26.2%	23.9%	23.4%	21.4%	19.5%
10.5	x	32.3%	29.6%	28.0%	25.7%	25.2%	23.2%	21.4%

At 8.0x Proportionate Debt / 2005E Dissolution EBITDA

		Share Price Paid
		$9.00	$10.00	$10.70	$11.75	$12.00	$13.00	$14.00
Exit Multiple
8.5	x	29.4%	25.4%	22.9%	19.5%	18.8%	16.0%	13.6%
9.0	x	32.4%	28.3%	25.9%	22.5%	21.8%	19.1%	16.6%
9.5	x	35.3%	30.9%	28.4%	25.3%	24.5%	21.8%	19.3%
10.0	x	37.9%	33.4%	30.8%	27.5%	26.8%	24.2%	21.7%
10.5	x	40.4%	35.7%	33.1%	29.7%	28.9%	26.3%	23.9%

LBO Analysis – IPO
(Post-Dissolution)

LBO Summary

(Dollars in Millions)

Purchase Price	$11.75

ICCI Equity Value	$714
Plus: Proportionate Net Debt (3/31/05)	1,430
Enterprise Value	$2,143

2005E Proportionate Dissolution EBITDA Multiple	10.6	x
Proportionate Debt / 2005E Dissolution EBITDA	7.0	x

Exit Multiple	8.0	x
2010E EBITDA (1)	$274
Value of Midwest	$2,188
Less: Proportionate Net Debt (12/31/09)	(1,203)
Less: Promote Profits Interest	0
Implied Equity Value (Midwest)	$985
Implied Value per ICCI Share	$16.01

IRR	7.4%

(1) Assumes IPO on 12/31/09

IRR Sensitivity Analysis

At 7.0x Proportionate Debt / 2005E Dissolution EBITDA

		Share Price Paid
		$6.00	$7.00	$8.00	$9.00	$10.00	$10.70	$11.75
Exit Multiple
8.0	x	24.7%	20.6%	17.1%	14.1%	11.5%	9.8%	7.4%
8.5	x	27.6%	23.7%	20.3%	17.2%	14.6%	12.9%	10.5%
9.0	x	30.3%	26.4%	23.0%	20.0%	17.3%	15.6%	13.3%
9.5	x	32.8%	28.8%	25.5%	22.5%	19.8%	18.1%	15.7%
10.0	x	35.2%	31.0%	27.6%	24.7%	22.0%	20.3%	17.9%

At 8.0x Proportionate Debt / 2005E Dissolution EBITDA

		Share Price Paid
		$6.00	$7.00	$8.00	$9.00	$10.00	$10.70	$11.75
Exit Multiple
8.0	x	36.3%	27.4%	21.1%	16.1%	11.9%	9.4%	6.1%
8.5	x	41.3%	31.8%	25.6%	20.6%	16.4%	13.9%	10.5%
9.0	x	45.8%	35.7%	29.2%	24.3%	20.2%	17.6%	14.3%
9.5	x	49.8%	39.3%	32.4%	27.4%	23.4%	20.9%	17.5%
10.0	x	53.4%	42.6%	35.4%	30.2%	26.2%	23.7%	20.4%

Theoretical Strategic Sale

•                  A multiple range of 9.5x-11.5x in a strategic sale appears in line with recent cable M&A precedent transactions

($ in millions)

	Year Ending December 31,
	2005E	2006E	2007E	2008E	2009E	2010E

Pro Forma Proportionate Revenue	$558	$611	$663	$711	$755	$792

Pro Forma Proportionate EBITDA	$203	$221	$241	$256	$266	$274
Plus: Half of Proportionate Additional Programming Expense	8	9	10	11	11	12
Plus: Half of HoldCo Corporate Overhead	10	10	10	11	11	12
Plus: Other Operational Synergies	2	4	4	8	13	19
Pro Forma Proportionate EBITDA with 50% Synergies	$223	$244	$265	$285	$302	$317
% Margin	40.0%	40.0%	40.0%	40.0%	40.0%	40.0%
% Change vs. Status Quo	(4.2)%	(4.0)%	(4.4)%	(3.4)%	(1.8)%	(0.0)%

	Assumed Post Dissolution Exit Date
	12/31/2005		12/31/2006		12/31/2007		12/31/2008		12/31/2009
FY1 Exit Multiple	10.5	x	10.5	x	10.5	x	10.5	x	10.5	x
FY1 EBITDA	$244		$265		$285		$302		$317
Terminal Value	$2,565		$2,785		$2,988		$3,170		$3,326
Less: Proportionate Net Debt	(1,460)		(1,402)		(1,357)		(1,289)		(1,203)
Equity Value	$1,105		$1,382		$1,631		$1,881		$2,123
Implied Future Price Per ICCI Share	$17.80		$22.08		$25.91		$29.76		$33.47

Present Value (at 12.0% cost of equity) (a)	$16.82		$18.62		$19.50		$20.00		$20.09

	Sensitivity of 12/31/06 Exit
Cost of	Terminal EBITDA Multiple
Equity (a)	9.5 x	10.0 x	10.5 x	11.0 x	11.5 x
11.0%	$15.38	$17.12	$18.87	$20.61	$22.36
11.5%	15.27	17.01	18.74	20.48	22.21
12.0%	15.17	16.89	18.62	20.34	22.06
12.5%	15.07	16.78	18.49	20.20	21.91
13.0%	14.97	16.67	18.37	20.07	21.77

(a) Share price discounted to 06/30/05.

Potential Outcomes of a Future Sale

Dissolution with Synergies

12/31/05 Exit

	Multiple of 2006E EBITDA
	9.5x	10.0x	10.5x	11.0x	11.5x
Annual EBITDA Performance vs. Plan
10%	$16.64	$18.59	$20.55	$22.50	$24.45
5%	14.95	16.82	18.68	20.55	22.41
0%	13.26	15.04	16.82	18.59	20.37
(5)%	11.56	13.26	14.95	16.64	18.33
(10)%	9.84	11.47	13.08	14.68	16.28

12/31/06 Exit

	Multiple of 2007E EBITDA
	9.5x	10.0x	10.5x	11.0x	11.5x
Annual EBITDA Performance vs. Plan
10%	$18.44	$20.34	$22.23	$24.12	$26.02
5%	16.81	18.62	20.42	22.23	24.04
0%	15.17	16.89	18.62	20.34	22.06
(5)%	13.53	15.17	16.81	18.44	20.08
(10)%	11.90	13.45	15.00	16.55	18.10

Dissolution without Synergies

12/31/05 Exit

	Multiple of 2006E EBITDA
	9.5x	10.0x	10.5x	11.0x	11.5x
Annual EBITDA Performance vs. Plan
10.0%	$13.10	$14.87	$16.63	$18.40	$20.17
5.0%	11.55	13.26	14.95	16.63	18.32
0.0%	10.00	11.63	13.26	14.87	16.47
(5.0)%	8.43	10.00	11.55	13.10	14.62
(10.0)%	6.77	8.34	9.83	11.31	12.78

12/31/06 Exit

	Multiple of 2007E EBITDA
	9.5x	10.0x	10.5x	11.0x	11.5x
Annual EBITDA Performance vs. Plan
10.0%	$15.14	$16.86	$18.59	$20.31	$22.03
5.0%	13.66	15.30	16.94	18.59	20.23
0.0%	12.17	13.74	15.30	16.86	18.43
(5.0)%	10.67	12.17	13.66	15.14	16.63
(10.0)%	9.16	10.60	12.01	13.42	14.83

Note: Present value of future stock prices analysis assumes 12% cost of equity.

25

3. Dissolution Leverage Analysis

Dissolution Leverage Statistics

•                  Dissolution assumed to occur on 12/31/06, pro forma EBITDA assumptions per Management guidance

•                  Dissolution Pro Forma leverage statistics assumes all debt at Insight Midwest is refinanced

•                  ICCI HoldCo 12 ¼% Senior Notes remain in place

	Year Ending December 31,
	2005E		2006E		2007E		2008E		2009E		2010E

Status Quo Proportionate Leverage Statistics
Net Debt	$1,412		$1,364		$1,292		$1,192		$1,076		$941

Total Proportionate Debt / Proportionate LTM EBITDA	6.8	x	6.1	x	5.3	x	4.6	x	4.0	x	3.4	x
Proportionate Net Debt / Proportionate LTM EBITDA	6.1	x	5.4	x	4.7	x	4.0	x	3.5	x	3.0	x
Proportionate Net Debt / (Proportionate LTM EBITDA - CapEx)	10.5	x	8.5	x	6.6	x	5.6	x	4.7	x	3.9	x
Proportionate LTM EBITDA / Cash Interest Expense	2.5	x	2.2	x	2.1	x	2.3	x	2.4	x	2.7	x
(Proportionate LTM EBITDA - CapEx) / Cash Interest Expense	1.5	x	1.4	x	1.5	x	1.7	x	1.8	x	2.1	x

Dissolution Pro Forma Leverage Statistics
Net Debt			$1,402		$1,357		$1,289		$1,203		$1,103

Total Debt / LTM EBITDA			6.7	x	5.7	x	5.1	x	4.6	x	4.1	x
Net Debt / LTM EBITDA			6.3		5.6		5.0		4.5		4.0
Net Debt / (LTM EBITDA - CapEx)			11.0		8.6		7.4		6.4		5.6
LTM EBITDA / Cash Interest Expense			1.8		2.1		2.3		2.4		2.6
(LTM EBITDA - CapEx) / Cash Interest Expense			1.1		1.4		1.5		1.7		1.9

	Year Ending December 31,
	Status Quo		Dissolution Pro Forma
	2005E	2006E	2006E	2007E	2008E	2009E	2010E
Cash Flow Data
Proportionate EBITDA	$233	$254	$221	$241	$256	$266	$274
Less: Proportionate Capital Expenditures	(98)	(94)	(94)	(82)	(80)	(77)	(76)
Plus: Proportionate Decrease in Working Capital	5	4	4	4	6	6	6
Less: Proportionate Cash Interest Expense	(92)	(115)	(120)	(117)	(113)	(109)	(104)
Proportionate Free Cash Flow	$49	$49	$11	$45	$68	$86	$100

Note: Proportionate defined as 50% of Insight Midwest and 100% of Insight HoldCo

Dissolution EBITDA Sensitivity Analysis

	Year Ending December 31,
	2006E		2007E		2008E		2009E		2010E
Dissolution Pro Forma Leverage Statistics
EBITDA	$221		$241		$256		$266		$274
Free Cash Flow	11		45		68		86		100

Total Debt / LTM EBITDA	6.7	x	5.7	x	5.1	x	4.6	x	4.1	x
Net Debt / LTM EBITDA	6.3	x	5.6	x	5.0	x	4.5	x	4.0	x
Net Debt / (LTM EBITDA - CapEx)	11.0	x	8.6	x	7.4	x	6.4	x	5.6	x
LTM EBITDA / Cash Interest Expense	1.8	x	2.1	x	2.3	x	2.4	x	2.6	x
(LTM EBITDA - CapEx) / Cash Interest Expense	1.1	x	1.4	x	1.5	x	1.7	x	1.9	x

Dissolution Pro Forma Leverage Statistics w/ 5.0% EBITDA miss
EBITDA	$210		$229		$243		$253		$260
Free Cash Flow	0		33		55		73		86

Total Debt / LTM EBITDA	7.0	x	6.0	x	5.4	x	4.8	x	4.3	x
Net Debt / LTM EBITDA	6.7	x	5.9	x	5.3	x	4.8	x	4.2	x
Net Debt / (LTM EBITDA - CapEx)	12.1	x	9.3	x	7.9	x	6.8	x	6.0	x
LTM EBITDA / Cash Interest Expense	1.8	x	2.0	x	2.1	x	2.3	x	2.5	x
(LTM EBITDA - CapEx) / Cash Interest Expense	1.0	x	1.2	x	1.4	x	1.6	x	1.8	x

Dissolution Pro Forma Leverage Statistics w/ 10.0% EBITDA miss
EBITDA	$199		$217		$230		$240		$246
Free Cash Flow	(11)		21		42		59		72

Total Debt / LTM EBITDA	7.4	x	6.4	x	5.7	x	5.1	x	4.6	x
Net Debt / LTM EBITDA	7.1	x	6.3	x	5.6	x	5.0	x	4.5	x
Net Debt / (LTM EBITDA - CapEx)	13.4	x	10.1	x	8.6	x	7.4	x	6.5	x
LTM EBITDA / Cash Interest Expense	1.7	x	1.8	x	2.0	x	2.2	x	2.4	x
(LTM EBITDA - CapEx) / Cash Interest Expense	0.9	x	1.1	x	1.3	x	1.5	x	1.6	x

Present Value of Illustrative Future Stock Prices

•                  The following prices assume valuations of 8.5x – 9.0x the respective year’s forward EBITDA discounted to 6/30/05 at a 12% cost of equity

Status Quo	Early Dissolution
[CHART]	[CHART]

Early Dissolution – 5% EBITDA Miss	Early Dissolution – 10% EBITDA Miss
[CHART]	[CHART]

Appendix

Projections &
Valuation Backup

Insight Communications Actual Performance vs. Budget

	2002			2003			2004
	Budget	Actual	% Var.	Budget	Actual	% Var.	Budget	Actual	% Var.
Basic Sub Revenue	$509.7	$506.1	(0.7)%	$548.5	$537.0	(2.1)%	$581.5	$573.7	(1.4)%
Digital Revenue	71.8	66.1	(7.9)	95.0	83.5	(12.2)	101.1	98.8	(2.3)
HSI Revenue	56.0	59.0	5.2	89.4	93.9	5.1	133.3	132.0	(0.9)
Other	143.4	180.8	26.1	182.2	188.2	3.3	197.7	198.0	0.2
Total Revenue	$780.9	$812.0	4.0%	$915.1	$902.6	(1.4)%	$1,013.6	$1,002.5	(1.1)%

EBITDA	$362.2	$355.5	(1.9)%	$404.1	$387.1	(4.2)%	$430.6	$432.0	0.3%

Capex	$(327.1)	$(283.0)	(13.5)%	$(220.0)	$(196.7)	(10.6)%	$(188.3)	$(174.1)	(7.6)%
Homes Passed (’000)	2,241	2,263	1.0%	2,310	2,326	0.7%	2,343	2,375	1.4%
Basic Cable Subs (’000)	1,302	1,289	(1.0)	1,322	1,294	(2.2)	1,302	1,273	(2.3)
Digital Subs (’000)	351	335	(4.6)	412	403	(2.1)	470	451	(4.0)
HSI Subs (’000)	137	145	5.7	211	230	9.0	324	331	2.0
Telephony Subs (’000)	48	31	(35.9)	80	55	(30.8)	76	64	(15.5)

	2005 Q2			2005 YTD (a)
	Budget	Actual	% Var.	Budget	Actual	% Var.
Basic Sub Revenue	$152.2	$150.8	(1.0)%	$300.4	$299.2	(0.4)%
Digital Revenue	26.2	27.8	6.1	51.9	54.6	5.2
HSI Revenue	45.9	46.3	0.8	87.8	88.4	0.7
Other	56.5	55.0	(2.5)	108.3	107.8	(0.5)
Total Revenue	$280.9	$280.0	(0.3)%	$548.5	$550.0	0.3%

EBITDA	$111.4	$122.4	9.9%	$211.6	$230.0	8.7%

Capex	NA	NA	NM	NA	NA	NM
Homes Passed (’000)	NA	2,396	NM	NA	2,396	NM
Basic Cable Subs (’000)	1,271	1,257	(1.1)	1,271	1,257	(1.1)
Digital Subs (’000)	474	461	(2.8)	474	461	(2.8)
HSI Subs (’000)	381	391	2.7	381	391	2.7
Telephony Subs (’000)	80	73	(8.5)	80	73	(8.5)

Source: Insight Communications budget materials as of 4/28/05 and 07/27/05, and Company filings.

(a) YTD through June 2005.

Insight Communications Management Projections – Key Drivers

	Year Ending December 31,									’05 - ’10
	2002A	2003A	2004A	2005E	2006E	2007E	2008E	2009E	2010E	CAGR
Penetration (a)
Basic	57.0%	55.6%	53.6%	52.3%	51.2%	50.6%	50.0%	49.3%	48.7%
Digital	26.0	31.1	35.5	38.7	44.2	48.2	52.2	56.2	60.2
HSI	6.4	9.9	13.9	19.4	22.4	25.4	28.3	31.1	33.8
Telephony	1.4	2.4	2.7	3.9	8.8	12.7	16.6	19.4	22.0
EOP Subscribers (000’s)
Basic	1,289	1,294	1,273	1,258	1,247	1,247	1,247	1,247	1,247	(0.2)%
Digital	335	403	451	487	551	601	651	701	751	9.1
HSI	145	230	331	465	545	625	705	785	865	13.2
Telephony	31	55	64	94	214	314	414	489	564	43.0
Subscriber Growth
Basic	0.4%	0.4%	(1.6)%	(1.1)%	(0.9)%	0.0%	0.0%	0.0%	0.0%
Digital	29.9	20.4	12.0	7.9	13.2	9.1	8.3	7.7	7.1
HSI	64.4	58.8	43.7	40.8	17.2	14.7	12.8	11.3	10.2
Telephony	424.1	81.0	16.1	46.6	127.2	46.7	31.8	18.1	15.3
Churn
Basic	2.6%	2.6%	2.8%	2.8%	2.8%	2.7%	2.7%	2.7%	2.7%
Digital	6.2	5.3	5.3	4.8	4.6	4.3	4.1	3.9	3.8
HSI	3.3	3.1	3.6	3.6	3.4	3.4	3.4	3.4	3.4
Telephony	3.9	4.0	4.2	3.8	3.8	3.5	3.7	3.8	3.6
ARPU
Basic	$32.79	$34.66	$37.26	$39.32	$40.48	$41.49	$42.53	$43.38	$44.03	2.3%
Digital	18.60	18.86	19.28	19.82	17.76	17.40	17.40	17.40	17.40	(2.6)
HSI	42.20	41.77	39.25	36.83	36.81	34.97	33.22	31.56	29.98	(4.0)
Telephony	28.70	23.90	21.24	37.65	33.67	32.83	32.01	31.21	30.43	(4.2)
ARPU Growth
Basic		5.7%	7.5%	5.5%	3.0%	2.5%	2.5%	2.0%	1.5%
Digital		1.4	2.2	2.8	(10.4)	(2.0)	0.0	0.0	0.0
HSI		(1.0)	(6.0)	(6.2)	(0.1)	(5.0)	(5.0)	(5.0)	(5.0)
Telephony		(16.7)	(11.1)	77.2	(10.6)	(2.5)	(2.5)	(2.5)	(2.5)

Source: Insight Communications management projections dated 4/28/05 and 07/27/05 and Company filings.

(a) Penetration calculated as percent of video homes passed, except for digital, which is calculated as percent of EOP basic subscribers.

Insight Communications Management Projections – Consolidated

							’05 - ’10 CAGR
	2005E	2006E	2007E	2008E	2009E	2010E
Revenue
Basic	593	607	621	637	649	659	2.1%
Digital	111	112	120	131	141	152	6.5%
HSI	178	219	246	265	282	297	10.8%
Commercial	10	19	29	37	45	50	39.1%
Telephone	35	66	104	140	169	192	40.7%
Premium	55	55	57	57	57	57	0.7%
Ad Sales	81	91	99	109	118	128	9.7%
Franchise Fee	31	30	31	32	32	33	1.5%
Other	23	21	19	16	16	16	(7.6)%
Total Revenue	$1,116	$1,221	$1,326	$1,423	$1,510	$1,584	7.3%
% Growth	11.3%	9.4%	8.6%	7.3%	6.1%	4.9%

Less: Direct Costs	$(299)	$(329)	$(366)	$(407)	$(447)	$(481)	10.0%
Less: Operating Costs and SG&A	(362)	(397)	(421)	(444)	(466)	(488)	6.2%
Total Expenses	$(661)	$(726)	$(787)	$(851)	$(913)	$(969)	8.0%

Operating Cash Flow (EBITDA)	$455	$495	$539	$572	$597	$615	6.2%
% Margin	40.8%	40.5%	40.6%	40.2%	39.5%	38.8%
% Growth	5.4%	8.7%	8.8%	6.1%	4.3%	3.0%

Plus: Corporate Overhead	$24	$24	$26	$27	$28	$30	4.4%

System Cash Flow	$479	$520	$565	$599	$625	$644	6.1%
% Margin	43.0%	42.5%	42.6%	42.1%	41.4%	40.7%

Cash Flow Data
Capital Expenditures	$195	$187	$164	$160	$153	$150	(5.1)%
% of Revenue	17.4%	15.3%	12.3%	11.2%	10.1%	9.5%

Source: Insight Communications management projections dated 4/28/05 and 7/27/05, and Company filings.

Insight Communications Management Projections – Midwest Only Summary

($ in millions)

	Year End December 31,						’05 - ’10
	2005E	2006E	2007E	2008E	2009E	2010E	CAGR

Revenue	$1,116	$1,221	$1,326	$1,423	$1,510	$1,584	7.3%
% Growth	11.5%	9.4%	8.6%	7.3%	6.1%	4.9%

Direct Costs
Consolidated Direct Costs	$(299)	$(329)	$(366)	$(407)	$(447)	$(481)	10.0%
Include: Interactive Revenue	(3)	(4)	(4)	(4)	(4)	(4)	3.1%
Exclude: Interactive Direct Costs	1	1	1	1	1	1	4.4%
Total Direct Costs	$(301)	$(332)	$(368)	$(410)	$(450)	$(484)	9.9%

Operating Costs and SG&A
Consolidated Operating Costs & SG&A	$(362)	$(397)	$(421)	$(444)	$(466)	$(488)	6.2%
Include: Management Fee	(33)	(37)	(40)	(43)	(45)	(48)	7.3%
Exclude: Corporate Overhead	24	24	26	27	28	30	4.4%
Exclude: Interactive Operating Costs	1	1	1	1	1	1	0.4%
Total Operating Costs and SG&A	$(370)	$(408)	$(434)	$(458)	$(482)	$(505)	6.4%

Total Expenses	$(671)	$(740)	$(803)	$(868)	$(931)	$(988)	8.0%

EBITDA	$445	$481	$523	$555	$578	$595	6.0%
% Margin	39.9%	39.4%	39.5%	39.0%	38.3%	37.6%
% Growth	7.3%	8.2%	8.7%	6.0%	4.3%	2.9%

Depreciation and Amortization	(285)	(300)	(268)	(256)	(242)	(237)	(3.6)%

EBIT	$160	$181	$255	$299	$337	$358	17.5%

Cash Flow Data
EBITDA	$445	$481	$523	$555	$578	$595	6.0%
Less: Capital Expenditures	(193)	(186)	(162)	(158)	(151)	(148)	(5.1)%
% of Revenue	17.3%	15.2%	12.2%	11.1%	10.0%	9.4%
Less: Net Cash Interest Expense	(184)	(189)	(182)	(168)	(167)	(147)	(4.3)%
Plus: Decrese in Working Capital	12	8	8	11	10	11	(2.5)%
Free Cash Flow	$80	$115	$187	$239	$271	$310	31.1%
% Growth		43.3%	63.1%	27.8%	13.2%	14.7%

Source: Insight Communications management projections dated 4/28/05 and 7/27/05.

Note: Represents isolated income statement and cash flows of Insight Midwest joint venture.

Insight Communications Management Projections – HoldCo Summary

($ in millions)

	Year End December 31,						’05 - ’10
	2005E	2006E	2007E	2008E	2009E	2010E	CAGR

Total Revenue
Management Fee	33	37	40	43	45	48	7.3%
Interactive Revenue	3	4	4	4	4	4	3.1%
Total Revenue	$36	$40	$43	$46	$49	$51	6.9%
% Growth	7.5%	10.0%	7.8%	6.7%	5.6%	4.6%

Costs and Expenses
Interactive Direct Costs	(1)	(1)	(1)	(1)	(1)	(1)	4.4%
Interactive Operating Costs	(1)	(1)	(1)	(1)	(1)	(1)	0.4%
Corporate Overhead	(24)	(24)	(26)	(27)	(28)	(30)	4.4%
Total Expenses	$(26)	$(26)	$(28)	$(29)	$(30)	$(32)	4.2%

EBITDA	$10	$14	$16	$17	$18	$19	12.7%
% Margin	28.8%	34.2%	36.0%	37.2%	37.6%	37.5%
% Growth	81.2%	30.8%	13.6%	10.0%	7.0%	4.1%

Less: Depreciation & Amortization	(2)	(1)	(1)	(1)	(1)	(1)

EBIT	$9	$12	$14	$16	$17	$18	14.7%

Cash Flow Data
EBITDA	$10	$14	$16	$17	$18	$19	12.7%
Less: Capital Expenditures	(2)	(1)	(1)	(1)	(1)	(1)	NM
Plus: Decrease in Working Capital	(1)	0	0	0	0	0	(192.7)%
Less: Cash Interest Expense	0	(21)	(43)	(43)	(43)	(43)	NM
Less: Cash Taxes	0	0	0	0	0	0	NM
Free Cash Flow	$9	$(9)	$(28)	$(27)	$(25)	$(25)	NM
% Growth		(198.5)%	226.7%	(5.2)%	(4.5)%	(2.9)%

Source: Insight Communications management projections dated 4/28/05 and 7/27/05.

Note: Represents isolated income statement and cash flows of ICCI HoldCo.

Insight Communications Management Projections – Proportionate Summary

($ in millions)

	Year End December 31,						’05 - ’10
	2005E	2006E	2007E	2008E	2009E	2010E	CAGR

50% of Insight Midwest EBITDA	$222	$241	$262	$277	$289	$298	6.0%
ICCI HoldCo EBITDA	10	14	16	17	18	19	12.7%
Proportionate EBITDA	$233	$254	$277	$295	$308	$317	6.3%
% Growth	9.3%	9.2%	9.0%	6.2%	4.4%	3.0%

Less: Depreciation & Amortization	(144)	(151)	(135)	(129)	(122)	(120)	(3.6)%

Proportionate EBIT	$89	$103	$142	$165	$185	$197	17.3%

Cash Flow Data
Proportionate EBITDA	$233	$254	$277	$295	$308	$317	6.3%
Less: Capital Expenditures	(98)	(94)	(82)	(80)	(77)	(76)	(5.1)%
Plus: Decrease in Working Capital	5	4	4	6	6	6	0.8%
Less: Cash Interest Expense	(92)	(115)	(134)	(127)	(126)	(116)	4.9%
Less: Cash Taxes	0	0	0	0	0	0	NM
Proportionate Free Cash Flow	$49	$49	$66	$93	$110	$131	21.8%
% Growth		0.1%	34.3%	41.9%	18.2%	18.7%

Source: Insight Communications management projections dated 4/28/05 and 7/27/05.

Note: Represents proportionate income statement and cash flows (50% of Insight Midwest and 100% of ICCI HoldCo).

DCF Valuation Approach

Current Structure

Co-Founders
Sidney R. Knafel	Public	Carlyle
Michael S. Willner

ICCI (Public Co.)	Comcast

50%	50%

Insight Midwest

Valuation Steps

Discounted Cash Flows + Adj. Terminal Value (a)

[GRAPHIC]

Midwest Firm Value

(-) Midwest Net Debt

[GRAPHIC]

Midwest Equity Value

x 50% (ICCI Ownership)

[GRAPHIC]

ICCI Firm Value

(-) ICCI HoldCo Net Debt (b)

(+) NPV of NOLs

(+) NPV of ICCI HoldCo Cash Flows

[GRAPHIC]

ICCI Equity Value

(a) Assumes JV is not renewed upon its current contractual termination date of October 1, 2011.

(b) Including option proceeds.

DCF – Hold Co.

(US $ in millions)

	Fiscal Year Ending December 31,
	2005	2006	2007	2008	2009	2010
EBIT	$8.9	$12.5	$14.3	$15.9	$17.0	$17.7
Less: Taxes at 41%	(3.7)	(5.1)	(5.9)	(6.5)	(7.0)	(7.3)
Plus: D&A	1.6	1.3	1.3	1.3	1.3	1.4
Less: Capex	(1.6)	(1.3)	(1.3)	(1.3)	(1.3)	(1.4)
Less: NWC Change	(0.6)	0.1	0.3	0.3	0.4	0.4
Unlevered Free Cash Flow	$4.7	$7.4	$8.8	$9.7	$10.4	$10.9

Discount Rate	9.0%
Discount to	6/30/2005
Terminal Value (a)	$0.0

NPV of Holdco Cash Flows	$39.6

(a) Assumes dissolution of partnership in 2011, and consequently no terminal value.

Dissolution Information

Dissolution Management Projections

•                  Assumptions in the event of a dissolution as provided by Company Management

•                  Dissolution process assumed to be concluded on 12/31/06

•                  Insight Midwest assets and liabilities assumed to be split 50/50 (no assumption made regarding the asset split)

•                  Management fee, Interactive and 20% of corporate overhead are eliminated in dissolution

•                  Programming expenses increase by 300bp

($ in millions)

	Year Ending December 31,
	2005E	2006E	2007E	2008E	2009E	2010E

Status Quo
Midwest Revenue	$1,116	$1,221	$1,326	$1,423	$1,510	$1,584
Midwest EBITDA	$445	$481	$523	$555	$578	$595

HoldCo EBITDA Adjustments:
Midwest EBITDA (50%)	222	241	262	277	289	298
Plus: HoldCo Management Fee Income	33	37	40	43	45	48
Less: HoldCo Corporate Overhead	(24)	(24)	(26)	(27)	(28)	(30)
Plus: HoldCo Interactive EBITDA Contribution	1	2	1	1	1	1

Status Quo Proportionate EBITDA	$233	$254	$277	$295	$308	$317

Pro Forma for Dissolution
Pro Forma Midwest Revenue (50%)	$558	$611	$663	$711	$755	$792
Midwest Level EBITDA Adjustments:
Status Quo Midwest EBITDA	445	481	523	555	578	595
Add back: Midwest Management Fee Expense	33	37	40	43	45	48
Add back: Interactive “Expense” to Midwest	3	4	4	4	4	4
Deduct: Midwest Additional Programming Expense	(33)	(37)	(40)	(43)	(45)	(48)
Adjusted Midwest EBITDA	448	485	527	558	582	599

HoldCo EBITDA Adjustments:
Post-Dissolution Share of Adjusted Midwest EBITDA (50%)	224	242	263	279	291	299
Less: HoldCo Corporate Overhead (80% of status quo)	(19)	(20)	(21)	(22)	(23)	(24)
Less: Interactive Costs	(2)	(2)	(2)	(2)	(2)	(2)

Pro Forma Proportionate EBITDA	$203	$221	$241	$256	$266	$274
% Growth	8.7%	9.0%	9.0%	6.1%	4.2%	2.7%
% Change vs. Status Quo	(13.0)%	(13.2)%	(13.1)%	(13.3)%	(13.5)%	(13.7)%

Note:         Potential tax liability to Comcast in the event of a dissolution prior to 1/1/08 could be as high as approximately $230 million.

Pro Forma Capitalization

•                  Pro Forma leverage statistics assume debt at Insight Midwest is refinanced

•                  ICCI is entitled to 50% of the cash at Insight Midwest ($12mm) and responsible for refinancing 50% of the debt

•                  $1,136 million of Insight Midwest debt refinanced through

•                  $663 million term loan @ L+200

•                  $473 million high yield notes @ 9.00%

•                  Total fees of $39 million for recalling and reissuing debt

•                  Assumes note from Insight Midwest to ICCI HoldCo is repaid, resulting in net $73 million proceeds to ICCI

		Year Ending December 31,
	Status Quo			Pro Forma
	6/30/2005	2005E	2006E	2006E (1)	2007E	2008E	2009E	2010E
Detailed Balance Sheet
Midwest Level
Credit Facility	$1,446	$1,355	$1,240
9 3/4% Senior Notes due 10/09	380	385	385
10 1/2% Senior Notes due 11/10	635	630	630
Note to ICCI HoldCo	100	132	145
Total Debt	$2,560	$2,502	$2,400
Cash & Investments	(80)	(24)	(24)
Net Debt	$2,481	$2,478	$2,376

Insight HoldCo Level
Revolver				$0	$0	$0	$0	$0
Term Loan				663	562	494	408	308
High Yield Notes				465	465	465	465	465
12 1/4% Senior Notes	$324	$343	$350	350	350	350	350	350
Total Debt	$324	$343	$350	$1,478	$1,377	$1,309	$1,223	$1,123
Cash & Investments	(35)	(38)	(29)	(75)	(20)	(20)	(20)	(20)
Note from Insight Midwest	(100)	(132)	(145)
Net Debt	$189	$173	$176	$1,402	$1,357	$1,289	$1,203	$1,103

Proportionate
Proportionate Total Debt	$1,604	$1,594	$1,550	$1,478	$1,377	$1,309	$1,223	$1,123
Proportionate Net Debt	1,430	1,412	1,364	1,402	1,357	1,289	1,203	1,103

Note: (1) Pro Forma cash adjusted for $73 mm from paydown of Intercompany note and $12 of Insight Midwest cash, less $39 of refinancing fees
Proportionate defined as 50% of Insight Midwest and 100% of Insight HoldCo

Midwest Refinancing Assumptions

	Debt Outstanding			Current	Attributable				Refinance	Call	Call
	at 6/30/2005		at 12/31/2006	Yield	to ICCI	Leverage		Refinance?	Amt	Premium	Date	Total Exp.
Midwest Holdings Term Loan A	$356		$149	4.94%	$75	0.3	x	Yes	$75	0.00%	NA	$0
Midwest Holdings Term Loan B	1,090		1,091	5.74	546	2.1		Yes	546	0.00	NA	0
Midwest 9.75% Notes	380		385	6.82	193	0.8		Yes	193	1.63	10/1/2006	3
Midwest 10.5% Notes	635		630	7.32	315	1.2		Yes	315	3.50	11/1/2006	11
ICCI HoldCo 12.25% Notes	324		350	8.69	350	1.4		No	0	4.08	2/15/2006	0
Total	$2,784		$2,605		$1,478	5.8	x					$14

New Capital Structure	Leverage		Amount	Fee (%)	Fee ($)	Interest
Revolver	0.0	x	$0	1.75%	$0	0.00%
Term Loan B	3.0		663	1.75%	12	5.39%
High Yield Notes	2.1		465	2.75%	13	9.00%
ICCI HoldCo 12.25% Notes	1.6		350	0.00%	0	12.25%
Total	6.7	x	$1,478		$24

Sources and Uses
Sources:
Total Debt Raised in Refinancing	$1,128
Cash from Intercompany Note	73
Cash & Investments from Midwest	12
Total Sources	$1,212

Uses:
Repayment of Existing Debt	$1,128
Tender Premium / Fees	14
Fees from New Issuance	24
Cash to Balance Sheet	46
Total Uses	$1,212

Other

Peer Group Trading Analysis

Cable Firm Value / 2005 EBITDA			Cable Firm Value / Latest Subs

A bar chart showing cable firm value as a multiple of 2005 EBITDA	CHTR	9.7x	A bar chart showing per	CVC	$4,235
	MCCC	9.1x	subscriber cable firm values	CMCSK	$3,440
	CVC	9.0x	based on the latest subscriber	CHTR	$3,272
	CMCSK	8.7x	counts	CHTR	$2,887 (debt at market)
	CHTR	8.6x (debt at market)		MCCC	$2,635

	ICCI	9.1x (current)		ICCI	$3,334 (current)
	ICCI	9.2x (at rev. offer)		ICCI	$3,371 (at rev. offer)
	ICCI	8.6x (pre-ann.)		ICCI	$3,164 (pre-ann.)

Total Cable Debt / LTM Cable EBITDA			Firm Value / 2005 EBITDA - Capex

A bar chart showing total cable debt as a multiple of LTM cable EBITDA	CHTR	9.8x	A bar chart showing firm value as a multiple of 2005 EBITDA - Capex	CHTR	19.1x
CHTR		8.6x (debt at market)		MCCC	17.5x
MCCC		7.4x		CHTR	16.9x (debt at market)
ICCI		7.1x		CVC	16.9x
CVC		5.0x		CMCSK	13.9x
CMCSK		2.8x

				ICCI	15.7x (current)
				ICCI	15.9x (at rev. offer)
				ICCI	14.9x (pre-ann.)

Source:        Wall Street Research and Company Filings.

Note:                   Valuation statistics shown based on proportionate valuation methodology.  Total Insight cable debt excludes HoldCo note. Balance sheet data and leverage statistics as of 3/31/05.  Current stock prices as of 7/27/05.

Peer Group Trading Analysis

($ in millions, except per share and per sub data)

				Cable					EBITDA
		Equity	Firm	Firm	Cable FV / EBITDA				Growth		Cable FV /	EV / FCF
	Stock Price	Value	Value	Value	2005E		2006E		’04-’07		Latest Subs	2005E		2006E
Cablevision Systems
at current market price (7/27/05)	$30.89	$9,002	$17,678	$12,639	9.0	x	7.9	x	12.2%		$4,235	52.0	x	18.4	x
at market prices prior to deal annoucement	26.87	$7,815	$16,491	$11,610	8.2	x	7.3	x	12.2%		$3,890	45.2	x	16.0	x
Charter Communications
with debt at face value	1.31	849	19,645	19,581	9.7		9.3		5.1		3,272	NM		NM
with debt at market price	1.31	849	17,345	17,281	8.6		8.2		5.1		2,887	NM		NM
Comcast	30.72	68,317	91,137	74,051	8.7		7.8		11.5		3,440	24.0		19.5
Insight Communications (a)
at current market price (7/27/05)	11.38	690	2,120	2,120	9.1		8.3		9.2		3,334	59.0		22.4
at revised offer price	11.75	714	2,143	2,143	9.2		8.4		9.2		3,371	61.0		23.1
at market prices prior to deal annoucement	9.68	582	2,011	2,011	8.6		7.9		9.2		3,164	49.7		18.9
Mediacom Communications
at current market price (7/27/05)	7.05	831	3,850	3,850	9.1		8.6		5.2		2,635	48.6		13.3
at market prices prior deal annoucement	5.66	667	3,686	3,686	8.7		8.2		5.2		2,523	39.0		10.7

				Maximum	9.1	x	8.6	x	12.2	x	$4,235	59.0	x	22.4	x
				Mean	8.9		8.2		8.6		3,306	45.9		18.4
				Median	9.0		8.2		9.2		3,334	50.3		19.0
				Minimum	8.6		7.8		5.1		2,635	24.0		13.3

CREDIT STATISTICS

		Total Debt /		Net Debt /		Total Cable Debt /		Cable Net Debt /
		LTM EBITDA				LTM Cable EBITDA
Cablevision Systems		6.7	x	6.1	x	5.0	x	4.4	x
Charter Communications		9.8		9.7		9.8		9.7
Comcast		2.8		2.7		2.8		2.7
Insight Communications		7.1		6.8		7.1		6.8
Mediacom Communications		7.4		7.4		7.4		7.4

	Maximum	9.8	x	9.7	x	9.8	x	9.7	x
	Mean	6.8		6.6		6.4		6.2
	Median	7.1		6.8		7.1		6.8
	Minimum	2.8		2.7		2.8		2.7

Note:                   Valuation statistics based on current market prices for ICCI and MCCC, and using debt at market prices for CHTR. Statistics exclude “NM” values.  Credit statistics show CHTR debt at book value.

Total Insight cable debt excludes HoldCo note.  Balance sheet data and leverage statistics as of 3/31/05.

(a)                                  Statistics shown based on proportional valuation methodology.

Current stock prices as of 7/27/05.

Refinancing of Bank Facility

•                  Insight has refinanced the existing $1.1 billion Term Loan B with a new Term Loan C

•                  Pricing adjusted from LIBOR + 275 basis points to LIBOR + 200 basis points

•                  Soft Call Protection @ 101 added for one year from the Amendment Date

•                  The Leverage Ratio Covenant adjusted as follows:

Existing Leverage Covenant

07/01/04 to 06/30/05	4.25	x

07/01/05 to 06/30/06	3.75	x

Thereafter	3.25	x

New Leverage Covenant

06/30/05 to 06/30/06	4.50	x

07/01/06 to 06/30/07	4.25	x

Thereafter	4.00	x

•                  All remaining terms of the existing credit facilities remained unchanged including the maturity date

•                  The Credit Agreement amended to allow for the refinancing of existing Insight Midwest LP notes

•                  Amendment allows for a cashless exchange of existing Tem Loan “B” for the new Term Loan “C”

Disclaimer

The accompanying material was compiled on a confidential basis for use solely by the Special Committee of the board of directors of Insight Communications (the “Special Committee”) in evaluating a proposed transaction and not with a view to public disclosure or filing thereof under the Securities Act of 1933 or the Securities Exchange Act of 1934 (collectively, the “Securities Laws”).  This material was prepared for a specific use by specific persons and was not prepared to conform with any disclosure standards under the Securities Laws.  Neither the Special Committee nor Evercore Group Inc. nor any of their respective officers, directors, partners, employees, affiliates, advisors, agents or representatives warrants the accuracy or completeness of any of the material set forth herein provided by or based on information received from third parties.  Nothing contained in the accompanying material is, or shall be relied upon as, a promise or representation as to the past or the future.

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